Exhibit 10.26

AMENDMENT NO. 6 TO THE CORELOGIC, INC.
DEFERRED COMPENSATION PLAN

LA01/ 1175528.1

AMENDMENT NO.6 TO THE
CORELOGIC, INC.
DEFERRED COMPENSATION PLAN

WHEREAS, CoreLogic, Inc. (the "Company") maintains the CoreLogic, Inc. Deferred Compensation Plan (the "Plan"); and

WHEREAS, Section 9.1 of the Plan reserves to the Board of Directors (the "Board") or the Benefits Administration Committee (the "Committee") the right to amend the Plan; and

WHEREAS, the purpose of this Amendment No. 6 (the "Amendment") to the Plan is to update the definition of "Compensation" under the Plan; and

WHEREAS, the purpose of this Amendment to the Plan is to also waive the vesting requirements under Sections 3.5 and 5 of the Plan for certain eligible employees; and

WHEREAS, this Amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this Amendment.

NOW THEREFORE, BE IT RESOLVED, that the Plan is amended as follows, effective as of January 1, 2013, unless otherwise indicated below:

I. Compensation. A new paragraph is added to the end of Section 1.2(m) and shall read as follows:

"Effective January 1, 2013, notwithstanding the foregoing, 'Compensation' shall not include any short-term disability benefits received pursuant to the CoreLogic Consolidated Welfare Benefits and Cafeteria Plan."

II. Vesting. A new Appendix C, "Company Contribution Account Vesting," is added to the Plan and shall read in accordance with Exhibit II attached hereto.

III. Adopting Employers. Appendix B of the Plan, "Adopting Employers," is amended in its entirety and shall read in accordance with Exhibit I attached hereto.

IN WITNESS WHEREOF, this Amendment has been executed this 27th day of December, 2012.

COMPANY:    CoreLogic, Inc.

By: __/s/ Bernie Malone_____________

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EXHIBIT I

Appendix B. Participating Companies

Employer Name	Participation Effective Date	Participation End Date
Americas Innovative Insurance Solutions	1-Apr-10
CDS Business Mapping, LLC	1-Jan-13
CoreLogic Commercial Real Estate Services Inc. (formerly First American Commercial Real Estate Solutions)	1-Apr-10
CoreLogic Collateral Solutions, LLC	1-May-12
CoreLogic Credco, LLC	1-Apr-10
CoreLogic Default Information Services, LLC (formerly First American Default Management Solutions)	1-Apr-10
CoreLogic Flood Services, LLC (formerly First Am Flood Hazard Certification, LLC)	1-Apr-10
CoreLogic National Background Data, LLC	1-Apr-10
CoreLogic Solutions, LLC (formerly CoreLogic Real Estate Solutions, LLC/formerly First American Real Estate Solutions, LLC)	1-Apr-10
CoreLogic SafeRent, LLC (formerly CoreLogic SafeRent, Inc.)	1-Apr-10
CoreLogic Tax Services, LLC (formerly First American Real Estate Tax Svc, LLC)	1-Apr-10
CoreLogic Dorado, LLC (formerly Dorado Network Systems Corporation)	11-Mar-11
Finiti Group, LLC	1-Apr-10
Finiti Title, LLC	1-Apr-10
Finiti, LLC	1-Apr-10
FPSDIRECT, LLC	1-Apr-10
Multifamily Community Insurance Agency, LLC, (formerly Multifamily Community Insurance Agency, Inc.)	1-Apr-10
RealtyBid International, LLC	1-Jan-11
Res Direct, LLC	1-Jan-13
Rels Management Company, LLC	1-Apr-10
Rels, LLC	1-Apr-10
Speedy Title & Appraisal Review Services, LLC (STARS)	1-Apr-11
TeleTrack, Inc. (formerly CoreLogic, TeleTrack, Inc.)	1-Apr-10
CoreLogic Services, LLC	1-Jan-12
CoreLogic Holdings II	1-Jan-12

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Employer Name	Participation Effective Date	Participation End Date
CompuNet Credit Services, LLC	1-Jan-12
CoreLogic Due Diligence, LLC	1-Jan-12
American Driving Records, LLC (formerly American Driving Records, American Driving Records, LLC Inc.)	1-Apr-10	30-Aug-12
CoreLogic Consumer Services, LLC (formerly CoreLogic Consumer Services, Inc.)	1-Apr-10	31-Dec-12
Ati Title Agency of Ohio Inc.	1-Apr-10	30-Sep-12
RELS Reporting Services, LLC	1-Apr-10	31-Dec-12
Rels Title Services, LLC	1-Apr-10	30-Sep-12
CoreLogic Valuation Services, LLC (formerly Quantrix, LLC and eAappraiseIT, LLC)	1-Apr-10	31-Dec-12

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EXHIBIT II

Appendix C. Company Contribution Account Vesting

Notwithstanding Plan sections 3.5 and 5, the following Eligible Employees shall become 100% vested in his/her Company Contribution Account, effective as of the date provided:

Employee Name	Effective Date
Todd Bjorklund	12/11/2012

LA01/ 1175528.1